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                                                                   EXHIBIT 10.12

                               FIRST AMENDMENT TO
                              CREDIT AGREEMENT AND
                         EQUITY CONTRIBUTION AGREEMENTS

      This FIRST AMENDMENT, dated as of December 14, 1999 (this "AMENDMENT") to that certain Credit Agreement dated as of October 8, 1999 (the "CREDIT AGREEMENT"; capitalized terms used herein without definition shall have the meanings given those terms in the Credit Agreement) and those certain related Equity Contribution Agreements with FLAG Atlantic Holdings (the "EQUITY CONTRIBUTION AGREEMENT (FLAG ATLANTIC HOLDINGS)") and GTS TransAtlantic Holdings (the "EQUITY CONTRIBUTION AGREEMENT (GTS TRANSATLANTIC HOLDINGS)", and together with the Equity Contribution Agreement (FLAG Atlantic Holdings), the "EQUITY CONTRIBUTION AGREEMENTS"), is entered into by and among FLAG ATLANTIC LIMITED, a company organized and existing under the laws of Bermuda (the "COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), BARCLAYS CAPITAL, as lead arranger (in such capacity, the "LEAD ARRANGER"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as syndication agent (in such capacity, the "SYNDICATION AGENT"), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") and BARCLAYS BANK PLC as administrative agent for the Lenders and as security agent for the Secured Parties (in such capacities, the "ADMINISTRATIVE AGENT").

                                    RECITALS:

      WHEREAS, Company has requested that Majority Lenders agree to modify certain provisions of the Credit Agreement and the Equity Contribution Agreements in order to make certain amendments and to revise certain definitions in respect thereof;

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

211   AMENDMENTS TO CREDIT AGREEMENT

      a. DEFINITIONS: Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "INTEREST PERIOD" in its entirety and substituting the following therefor (both in Section 1.1 and as used in other provisions of the Credit Agreement and the other Financing Documents):

      ""INTEREST PERIOD" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or, if available as determined by the Administrative Agent, seven (7) days) as the Company may elect in accordance with the terms hereof; PROVIDED that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month,


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in which case such Interest Period shall end on the next preceding Business Day,
(b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) Interest Periods shall be selected so that sufficient funds are available without breakage to make scheduled amortization payments on the Loans, (d) if the Administrative Agent elects an Interest Period under Section 2.5(e), such Interest Period may be of any period of time and is not subject to the restriction that it shall have a duration of either one, two, three or six months or seven (7) days, (e) any Interest Period for a Construction Loan that would otherwise extend beyond the Construction Loan Commitment Termination Date, shall end on the Construction
Loan Commitment Termination Date, (f) any Interest Period for a Revolving Credit Loan that would otherwise extend beyond the Revolving Credit Commitment Termination Date, shall end on the Revolving Credit Commitment Termination Date and (g) any Interest Period that would otherwise extend beyond the Final
Maturity Date, shall end on the Final Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing."

            Section 1.1 of the Credit Agreement is hereby further amended by inserting each of the following definitions in the appropriate alphabetical order:

            ""FIRST AMENDMENT" means the First Amendment, dated as of December 14, 1999, to this Agreement, by and among Company, the Lenders party thereto, Lead Arranger, Syndication Agent, Documentation Agent and Administrative Agent."

            ""FIRST AMENDMENT CLOSING DATE" means the "First Amendment Closing Date", as such term is defined in the First Amendment."

      b. REQUESTS FOR BORROWINGS: Section 2.3 of the Credit Agreement is hereby amended by deleting Subsection (i) of the first paragraph in its entirety and substituting the following therefor:

      "(I) in the case of Construction Loans deliver a draft Borrowing Notice to the Administrative Agent and the Independent Engineer not later than 11:00 a.m., New York City time, five (5) Business Days prior to a proposed Borrowing Date and the Independent Engineer shall review and confirm to the Administrative Agent and the Company, or revise and send back to the Company, such draft Borrowing Notice not later than 11:00 a.m. New York City time, four (4) Business Days prior to the proposed Borrowing Date (and any failure to respond within such time shall be deemed to be a confirmation of such draft Borrowing Notice), such review to be based on the information provided under the Construction Progress Report delivered to the Independent Engineer in connection with such proposed Borrowing; and"

      c. REQUESTS FOR BORROWINGS: Section 2.3 of the Credit Agreement is hereby amended by deleting Subsection (ii)(a) of the first paragraph in its entirety and substituting the following therefor:



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      "(A) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New
York City time, four Business Days before the proposed Borrowing Date or " d. BORROWING NOTICE: Subsection 4.3(a) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

      "(A) The Administrative Agent shall have received from the Company, four
(4) Business Days (one (1) Business Day in the case of ABR Borrowings) prior to the proposed Borrowing Date, a Borrowing Notice, together with all schedules thereto; PROVIDED, HOWEVER, that in the case of Construction Loans the Company shall provide a draft Borrowing Notice to the Administrative Agent and the Independent Engineer at least five (5) Business Days prior to a proposed Borrowing Date."

e. INTEREST ELECTIONS: Subsection 2.5(e) of the Credit Agreement is hereby amended by deleting the final sentence thereof in its entirety and substituting the following therefor:

            "Notwithstanding any contrary provision hereof, if an Event of Default as described in paragraph (a) of Article VII (or any other Event of Default if the Administrative Agent so elects) has occurred and is continuing and the Administrative Agent so notifies the Company, then, so long as such Event of Default is continuing, if the Company wishes to continue any Borrowing as, or convert any Borrowing to, a Eurodollar Borrowing, the Administrative Agent shall have the right to elect the Interest Period for such Eurodollar Borrowing, which Interest Period may be of any period of time and is not subject to the restriction that it shall have the duration of either one, two, three or six months or seven (7) days."

      f. PAYMENTS GENERALLY; ETC.: Subsection 2.16(a) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

      "(A) The Company shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.13, 2.14 or 2.15, or otherwise) prior to 11:00 a.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim."

      g. PRESENT VALUE COVERAGE RATIO: Section 6.29 of the Credit Agreement is hereby amended by deleting the cross-references to Sections 6.29 and 6.31 in the last sentence thereof and substituting therefor cross-references to Sections
6.28 and 6.30.

      h. INTEREST COVERAGE RATIO: Section 6.30 of the Credit Agreement is amended by deleting the cross-references to Sections 6.29 and 6.31 in the last sentence of the first paragraph thereof and substituting therefor cross-references to Sections 6.28 and 6.29.

      i. PERMITTED SOURCES ACCOUNT: Subsection 8.2(o) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:



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      "(O)  PERMITTED SOURCES ACCOUNT.

            The Company shall deposit amounts into the Permitted Sources Account with funds contemplated by clauses (b) and (c) of the definition of "Permitted Sources" to the extent necessary to cause such funds to constitute a "Permitted Source.""

      j. ADMINISTRATIVE AGENT: ARTICLE XI of the Credit Agreement is amended by deleting each reference to "Requisite Lenders" therein and substituting the term "Majority Lenders" therefor.


2     AMENDMENTS TO EQUITY CONTRIBUTION AGREEMENTS

      k. EQUITY CONTRIBUTIONS: Subsection 2.1(a) of the Equity Contribution Agreement (FLAG Atlantic Holdings) is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

      "(A) Prior to the expiry of the Equity Letter of Credit (including, without limitation, pursuant to the service of a termination notice in accordance with the terms of the Equity Letter of Credit), the Equity Contributor agrees to make the Equity Contribution to fund Project Costs or to repay Construction Loans, subject to and in accordance with the terms hereof no later than October 31, 2000."

      l. EQUITY CONTRIBUTIONS: Section 2.1 of each Equity Contribution Agreement is hereby amended by deleting Subsection 2.1(e) thereof in its entirety and substituting the following therefor:

      "(E) Subject to and in accordance with the terms of this Agreement, each of the Company, the Equity Contributor and the Administrative Agent agrees that it shall not amend or alter in any way, or permit any amendment or alteration to be made to, the amount of any Equity Contribution to be made or the date or dates upon which such Equity Contribution is to be made as such amount and dates are set out in Section 2.1(a) of this Agreement without the prior written consent of the Person holding the second priority pledge, as previously disclosed to the Administrative Agent."

213   CONDITIONS PRECEDENT

      31 The effectiveness of the amendments and other provisions set forth at Sections 1 and 2 hereof, are subject to the satisfaction of the following conditions on or before the date hereof (the "FIRST AMENDMENT CLOSING DATE"):

      11 Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by (i) Company and (ii) Majority Lenders.



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      12    As of the First Amendment Closing Date, the representations and warranties contained in the Credit Agreement and in the other Financing Documents shall be true, correct and complete in all material respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

      13 As of the First Amendment Closing Date, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

      32 Upon the occurrence of the First Amendment Closing Date, the Credit Agreement shall be amended as set forth in Section 1 hereof and all references in any other Financing Document to the Credit Agreement shall be a reference to the Credit Agreement, as amended pursuant to Section 1 hereof. Upon the occurrence of the First Amendment Closing Date, each Equity Contribution Agreement shall be amended as set forth in Section 2 hereof and all references in any other Financing Document to the Equity Contribution Agreements shall be a reference to the Equity Contribution Agreements, as amended pursuant to Section 2 hereof. Notwithstanding anything herein or in any other Financing Document to the contrary, each other Financing Document, including, without limitation, the Notes, the Security Documents, the Subsidiary Guarantee Agreements and the Limited Guarantee Agreements, shall continue in full force and effect and, to the extent covered thereby, continue to secure the Obligations.

4     REPRESENTATIONS AND WARRANTIES

      In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and the Equity Contribution Agreements as provided herein, the Company represents and warrants to each Lender on the date hereof that the following statements are true, correct and complete:

      11 The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement as amended by this Amendment (the "AMENDED Agreement") and the other Financing Documents to which it is a party.

      12 The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Financing Documents to which it is a party has been duly authorized by all necessary corporate action on the part of the Company.

215   MISCELLANEOUS

      51 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No rights or obligations of the Company



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            hereunder or any interest therein may be assigned or delegated by the Company without the prior written consent of all Lenders.

      52 In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      53 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

      54 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      55 To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, at the election of Administrative Agent to enter into an amendment and restatement of the Credit Agreement, as amended by this Amendment; PROVIDED that any such amendment and restatement shall be distributed to each Lender.

      56 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FLAG ATLANTIC LIMITED


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:  Attorney-in-Fact


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:  Attorney-in-Fact


                              BARCLAYS BANK PLC,
                              as the Administrative Agent


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                              BARCLAYS BANK PLC,
                              as the Lead Arranger and a Lender


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                              DRESDNER BANK AG,
                              NEW YORK AND GRAND CAYMAN BRANCHES
                              as Documentation Agent and Lender


                              By:
                                  --------------------------------------------
                              Name:
                              Title:

                              WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                              YORK BRANCH,
                              as Syndication Agent and Lender


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title: